DOMESTIC                  Minimum Fee $35 (See Section 1401 sub-Section 15)
BUSINESS CORPORATION              File No. 19240001 D Pages 2
				  Fee Paid $35
				  DCN     2020151400021   CHNG
  STATE OF MAINE                  ------FILED---------------
				      01/08/2002
				 ____________________________________
   ARTICLES OF AMENDMENT
Shareholders Voting as One Class)           ___Julie L Flynn____________
					    Deputy Secretary of State
				  ____________Julie L Flynn__________________
				  A True Copy When Attested By Signature

  Bangor Hydro-Electric Company
___________________________________            ________________________
      (Name of Corporation)                    Deputy Secretary of State


Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as one class.

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date)
	December 19, 2001.  ("X" one box only)

	   X    at a meeting legally called and held   or    ___   by unanimous
	   written consent

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

	    Number of Shares Outstanding       NUMBER          NUMBER
		and Entitled to Vote           Voted For     Voted Against

Common Stock          7,363,424                7,363,424            0
$5 par value

Preferred Stock          47,340                   35,210         1,614
$100 par value       ----------                ---------         -----
	Total         7,410,764                7,398,634         1,614

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number of par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

	 Class       Series (If Any)     Number of Shares   Par Value (If Any)



	The aggregate par value of all such shares (of all classes and series) having par value is $_____________

	The total number of all such shares (of all classes and series) without par value is _____________shares

SIXTH:  The address of the registered office of the corporation in the
	State of Maine is    33 State Street       Bangor  ME  04401
		    (street, city, state and zip code)



DATED          12/31/01        .           *By__/s/ Andrew Landry
						       (signature)

					     Andrew Landry, Clerk   .
 MUST BE COMPLETED FOR VOTE                  (type or print name and capacity)
     OF SHAREHOLDERS
 I certify that I have custody of the
 minutes showing the above action by
 the shareholders.
					    *By_______________________________
						       (signature)

/s/ Andrew Landry
________________________________           _______________________________
(signature of clerk, secretary or
asst. secretary)                            (type or print name and capacity)


Exhibit A

RESOLVED that the Articles of Incorporation of the Company, as amended to date, be further amended to reduce the minimum number of Directors of the Company from 9 Directors to 3 Directors.




NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in Section 806, or because the articles so provide. For vote necessary for adoption see Section 805.
___________________________________________________________________________

*This document MUST be signed by
(1) the Clerk OR
(2) the President or a vice-pres. Together with the Secretary or an ass't. sec., or a 2nd certifying officer OR
(3) if no such officers, then a majority of the Directors OR
(4) if no such directors, then the Holders of a majority of all outstanding shares OR
(5) the Holders of all of the outstanding shares.

SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMING SECTION, SECRETARY OF STATE,
			    101 STATE HOUSE STATION, AUGUSTA, ME  04333-0101
FORM NO. MBCA-9   Rev. 4/16/2001                TEL. (207) 624-7740